MUNIYIELD
NEW YORK
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYN

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #16159 -- 4/97



MuniYield New York Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1997, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.450 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.98%, based on a month-end per share net asset value of $15.16. Over the same period, the total investment return on the Fund's Common Stock was +1.33%, based on a change in per share net asset value from $15.49 to $15.16, and assuming reinvestment of $0.455 per share income dividends and $0.066 per share capital gains distributions.

For the six-month period ended April 30, 1997, the Fund's Auction Market Preferred Stock had an average yield of 2.81% for Series A and 3.14% for Series B.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, signs of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the six-month period ended April 30, 1997, the municipal market conformed to a fairly well-defined trading range, albeit at less expensive levels than seen in recent history. As long-term US Treasury interest rates rose to 7% and New York insured municipal bonds approached 6%, we took a more aggressive investment stance for MuniYield New York Insured Fund, Inc. Generally, demand for municipal bonds has historically increased when interest rates reach the levels currently seen, and the recent marketplace has proved to be no exception. This increased interest in municipal bonds combined with a drastic decrease in New York insured municipal issuance has created an unusually thin marketplace. Therefore, as interest rates rose we attempted to utilize any periods of market weakness to add aggressively structured, higher-yielding securities to the portfolio mix. We intend to remain focused on seeking to provide an above-industry average current yield while enhancing the Fund's net asset value. Because of the inordinately narrow nature of credit quality spreads, we are purposely underutilizing the Fund's 20% non-insured capacity as allowed in the Fund's prospectus, and investing over 85% of portfolio assets in securities rated AAA by at least one of the major rating agencies and with bond insurance.

In Conclusion
We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

June 2, 1997



MuniYield New York Insured Fund, Inc.                April 30, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MuniYield New York Insured Fund, Inc.                                                                          April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

S&P       Moody's     Face                                                                                            Value
Ratings  Ratings     Amount                                   Issue                                                 (Note 1a)

New York -- 98.5%

AAA     Aaa          $6,000     Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                                Series RI-97-7, 7.17% due 12/15/2023 (g)(h)                                           $6,075
                                Battery Park City Authority, New York, Revenue Bonds, Junior Lien, Series A (b):
AAA     Aaa           4,700     5.50% due 11/01/2026                                                                   4,515
AAA     Aaa           2,425     5.50% due 11/01/2029                                                                   2,326
AAA     Aaa           3,275     Broome County, New York, COP, Public Safety Facility, 5.25% due 4/01/2022 (d)          3,003
AAA     Aaa           4,000     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System
                                Revenue Bonds, 5.75% due 1/01/2025 (d)                                                 3,956
AAA     Aaa           1,050     Clarence, New York, Central School District, UT, 5.30% due 6/01/2017 (c)               1,006
AAA     Aaa           1,000     Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                                Refunding Bonds, Series B, 6.25% due 7/01/2017 (d)                                     1,038
                                Metropolitan Transportation Authority, New York, Transportation Facilities
                                Revenue Bonds, Series J (c):
AAA     Aaa           4,000     6.375% due 7/01/2010                                                                   4,270
AAA     Aaa          20,620     6.50% due 7/01/2018                                                                   22,078
                                Monroe County, New York, Public Improvement, GO (d):
AAA     Aaa           1,040     6.10% due 3/01/2012                                                                    1,115
AAA     Aaa           2,825     AMT, 6.10% due 3/01/2010                                                               3,030
AAA     Aaa           2,175     AMT, 6.10% due 3/01/2011                                                               2,333
A1+     NR*             800     Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring Harbor
                                Laboratory Project), VRDN, 4.35% due 7/01/2019 (a)                                       800
A1+     VMIG1+        2,450     New York City, New York, Cultural Resource Trust Revenue Bonds (Solomon R.
                                Guggenheim), VRDN, Series B, 4.25% due 12/01/2015 (a)                                  2,450
AAA     Aaa           2,000     New York City, New York, Educational Construction Fund Revenue Bonds, Junior
                                Sub-Lien, 5.50% due 4/01/2026 (b)                                                      1,922
BBB+    Baa1          5,000     New York City, New York, GO, UT, Refunding, Series B, 6.375% due 8/15/2012             5,111
A1+     NR*           2,000     New York City, New York, IDA, Civic Facilities Revenue Bonds (National Audubon
                                Society), VRDN, 4.25% due 12/01/2014 (a)                                               2,000
                                New York City, New York, Municipal Water Finance Authority, Water and Sewer
                                System Revenue Bonds:
A-      A2            4,000     RIB, 6.825% due 6/15/2025 (h)                                                          4,005
A-1     VMIG1+        2,000     RITR, Series RI-2, 6.825% due 6/15/2025 (h)                                            2,002
AAA     Aaa           3,700     Series A, 7% due 6/15/2001 (c)(e)                                                      4,046
AAA     Aaa           2,000     Series A, 6.75% due 6/15/2016 (c)                                                      2,137
AAA     Aaa           2,480     Series A-1992, 7% due 6/15/2015 (b)                                                    2,673
AAA     Aaa           1,590     Series A-1994, 7% due 6/15/2001 (c)(e)                                                 1,739
AAA     Aaa             700     Series A-1994, 7% due 6/15/2015 (c)                                                      755
AAA     Aaa           2,000     Series B, 5.75% due 6/15/2026 (d)                                                      1,980
A1+     VMIG1+          300     VRDN, Series G, 4.45% due 6/15/2024 (a)(c)                                               300
                                New York State Dormitory Authority Revenue Bonds:
AAA     Aaa           4,400     (City University System), Series C, 7.50% due 7/01/2010 (c)                            5,228
AAA     Aaa           7,070     (City University System), Series C, 7% due 7/01/2014 (c)                               7,622
AAA     Aaa           2,365     (City University System), Third Resolution - Series 1, 6.25% due 7/01/2016 (b)         2,474
AAA     Aaa           4,000     (City University System), Third Resolution - Series 1, 6.25% due 7/01/2020 (b)         4,161
A1+     VMIG1+          200     (Cornell University), VRDN, Series B, 4.25% due 7/01/2025 (a)                            200
AAA     Aaa           2,000     (Ithaca College), 5.25% due 7/01/2026 (b)                                              1,862
AAA     Aaa          10,000     (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                    9,192
AAA     Aaa           2,000     (New School Social Research), 5.75% due 7/01/2026 (d)                                  1,977
AAA     Aaa           2,000     Refunding (Montefiore Medical Center), 5.25% due 2/01/2015 (b)(f)                      1,892
AAA     Aaa           4,000     Refunding (State University Facilities - Lease), Series A, 5.30% due 7/01/2024 (b)     3,728
AAA     Aaa          10,500     New York State Energy Research and Development Authority, Facilities Revenue Bonds
                                (Consolidated Edison Company, Inc.), AMT, Series A, 6.75% due 1/15/2027 (d)           11,077
                                New York State Energy Research and Development Authority, Gas Facilities Revenue
                                Bonds (Brooklyn Union Gas Company) (d):
AAA     Aaa          10,250     AMT, Series B, 6.75% due 2/01/2024                                                    11,000
AAA     Aaa           4,000     Refunding, Series A, 5.50% due 1/01/2021                                               3,856
AAA     Aaa           3,600     New York State Energy Research and Development Authority, PCR, Refunding
                                (Rochester Gas and Electric Project), AMT, Series B, 6.50% due 5/15/2032 (d)           3,742
                                New York State Enviromental Facilities Corporation, Special Obligation Revenue
                                Refunding Bonds (Riverbank State Park) (b):
AAA     Aaa           2,975     5.50% due 4/01/2016                                                                    2,906
AAA     Aaa           2,000     5.125% due 4/01/2022                                                                   1,838
A1+     VMIG1+        3,400     New York State Local Government Assistance Corporation, VRDN, Series G, 4.50% due
                                4/01/2025 (a)                                                                          3,400
                                New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA     Aaa           2,790     (Health Center Project - Second Mortgage), Series A, 6.375% due 11/15/2019 (b)         2,935
AAA     Aaa          10,000     (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (d)                       10,397
AAA     Aaa           1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (g)                            1,958
AAA     Aaa           1,000     (Long-Term Health Care Insured Program), Series D, 6.50% due 11/01/2015 (g)            1,057
AAA     Aaa           8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (c)                8,690
AAA     Aaa           7,250     (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (b)(f)                     7,892
BBB     Baa           5,000     (Security Hospital), Series A, 7.40% due 8/15/2021                                     5,454
AAA     Aaa           1,580     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43,
                                6.45% due 10/01/2017 (d)                                                               1,675
AAA     Aaa           5,000     New York State Power Authority, General Purpose and Revenue Refunding Bonds,
                                Series Z, 6.50% due 1/01/2019 (b)                                                      5,332
                                New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B (c):
AAA     Aaa           8,000     6.25% due 4/01/2012                                                                    8,435
AAA     Aaa           3,000     6% due 4/01/2014                                                                       3,075
AAA     Aaa           6,250     New York State Urban Development Corporation, Revenue Refunding Bonds
                                (Correctional Facilities), Series A, 5% due 1/01/2017 (b)                              5,674
AAA     Aaa           2,000     Niagara Falls, New York, Toll Bridge Commission, Revenue Refunding Bonds,
                                Series B, 5.25% due 10/01/2021 (c)                                                     1,840
                                Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-     A1            5,000     69th Series, 7.125% due 6/01/2025                                                      5,385
AA-     A1            5,000     72nd Series, 7.35% due 10/01/2002 (e)                                                  5,633
AAA     Aaa           2,180     Refunding, AMT, UT, 97th Series, 6.50% due 7/15/2019 (c)                               2,293
AAA     Aaa           5,700     Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50% due
                                1/01/2017 (c)                                                                          5,946
A1+     VMIG1+        2,400     Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal Syracuse
                                University Project), VRDN, 4.25% due 3/01/2023 (a)                                     2,400
                                Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                                Bonds:
AAA     Aaa           4,500     Series A, 6.625% due 1/01/2017 (d)                                                     4,808
AAA     Aaa           1,000     Series B, 6.875% due 1/01/2015 (b)                                                     1,075
AAA     Aaa           6,440     Series B, 6.875% due 1/01/2015 (c)                                                     6,925
AAA     Aaa           2,000     Upper Mohawk Valley, New York, Regional Water Finance Authority, Water Systems
                                Revenue Refunding Bonds, Series A, 5.125% due 10/01/2026 (g)                           1,826

Total Investments (Cost -- $250,667) -- 98.5%                                                                        263,525

Other Assets Less Liabilities -- 1.5%                                                                                  4,127
                                                                                                                    --------

Net Assets -- 100.0%                                                                                                $267,652
                                                                                                                    ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) FHA Insured.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:       Investments, at value (identified cost -- $250,667,609) (Note 1a)                                    $263,525,463
              Cash                                                                                                       67,873
              Interest receivable                                                                                     4,546,828
              Deferred organization expenses (Note 1e)                                                                    2,109
              Prepaid expenses and other assets                                                                          18,203
                                                                                                                   ------------
              Total assets                                                                                          268,160,476
                                                                                                                   ------------

Liabilities:  Payables:
              Dividends to shareholders (Note 1f)                                       $329,316
              Investment adviser (Note 2)                                                109,072                        438,388
                                                                                    ------------
              Accrued expenses and other liabilities                                                                     70,093
                                                                                                                   ------------
              Total liabilities                                                                                         508,481
                                                                                                                   ------------

Net Assets:   Net assets                                                                                           $267,651,995
                                                                                                                   ============

Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
              Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
              issued and outstanding at $25,000 per share liquidation preference)                                   $85,000,000
              Common Stock, par value $.10 per share (12,046,743 shares issued
              and outstanding)                                                        $1,204,674
              Paid-in capital in excess of par                                       168,007,202
              Undistributed investment income -- net                                   2,585,264
              Accumulated realized capital losses on investments -- net                 (424,626)
              Accumulated distributions in excess of realized capital gains -- net
              (Note 1f)                                                               (1,578,373)
              Unrealized appreciation on investments -- net                           12,857,854
                                                                                    ------------
              Total -- Equivalent to $15.16 net asset value per share of Common
              Stock (market price -- $14.875)                                                                       182,651,995
                                                                                                                   ------------
              Total capital                                                                                        $267,651,995
                                                                                                                   ============
              * Auction Market Preferred Stock.

              See Notes to Financial Statements.






Statement of Operations

                                                                                       For the Six Months Ended April 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                     $7,795,003
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                    $670,609
                       Commission fees (Note 4)                                              108,966
                       Professional fees                                                      38,862
                       Accounting services (Note 2)                                           29,131
                       Transfer agent fees                                                    28,855
                       Listing fees                                                           12,326
                       Directors' fees and expenses                                           11,586
                       Custodian fees                                                         10,848
                       Printing and shareholder reports                                       10,606
                       Pricing fees                                                            4,806
                       Amortization of organization expenses (Note 1e)                         1,068
                       Other                                                                  11,454
                                                                                           ---------

                       Total expenses                                                                                  939,117
                                                                                                                     ---------
                       Investment income -- net                                                                      6,855,886
                                                                                                                     ---------

Realized & Unreal-     Realized gain on investments -- net                                                           1,161,376
ized Gain (Loss) on    Change in unrealized appreciation on investments -- net                                      (4,248,320)
Investments -- Net                                                                                                 -----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                         $3,768,942
                                                                                                                   ===========

                       See Notes to Financial Statements.







Statements of Changes in Net Assets

                                                                                         For the Six                 For the
                                                                                         Months Ended               Year Ended
Increase (Decrease) in Net Assets:                                                      April 30, 1997            Oct. 31, 1996

Operations:           Investment income -- net                                            $6,855,886               $13,884,530
                      Realized gain (loss) on investments -- net                           1,161,376                  (565,697)
                      Change in unrealized appreciation on investments -- net             (4,248,320)                  272,623
                                                                                         -----------               -----------
                      Net increase in net assets resulting from operations                 3,768,942                13,591,456
                                                                                         -----------               -----------

Dividends &           Investment income -- net:
Distributions to      Common Stock                                                        (5,474,799)              (10,991,979)
Shareholders          Preferred Stock                                                     (1,255,161)               (2,764,285)
(Note 1f):            Realized gain on investments-- net:
                      Common Stock                                                          (799,350)                       --
                      Preferred Stock                                                       (198,679)                       --
                      In excess of realized gain on investments-- net:
                      Common Stock                                                                --                (1,232,695)
                      Preferred Stock                                                             --                  (345,678)
                                                                                         -----------               -----------
                      Net decrease in net assets resulting from dividends and
                      distributions to shareholders                                       (7,727,989)              (15,334,637)
                                                                                         -----------               -----------

Net Assets:           Total decrease in net assets                                        (3,959,047)               (1,743,181)
                      Beginning of period                                                271,611,042               273,354,223
                                                                                         -----------               -----------
                      End of period*                                                    $267,651,995              $271,611,042
                                                                                        ============              ============
                      * Undistributed investment income -- net                            $2,585,264                $2,459,338
                                                                                        ============              ============

                      See Notes to Financial Statements.






Financial Highlights

                                                                           For the
                                                                             Six
The following per share data and ratios have been derived                   Months
from information provided in the financial statements.                      Ended                 For the Year Ended
                                                                           April 30,                  October 31,
Increase (Decrease) in Net Asset Value:                                      1997         1996       1995       1994        1993

Per Share                    Net asset value, beginning of period           $15.49       $15.64      $14.17     $16.85     $14.45
Operating                                                                 --------     --------    --------   --------   --------
Performance:                 Investment income -- net                          .57         1.15        1.19       1.20       1.23
                             Realized and unrealized gain (loss) on
                             investments -- net                               (.26)        (.03)       1.58      (2.67)      2.34
                                                                          --------     --------    --------   --------   --------
                             Total from investment operations                  .31         1.12        2.77      (1.47)      3.57
                                                                          --------     --------    --------   --------   --------
                             Less dividends and distributions to Common
                             Stock shareholders:
                             Investment income -- net                         (.45)        (.91)       (.92)      (.97)      (.99)
                             Realized gain on investments -- net              (.07)          --        (.10)      (.05)        --
                             In excess of realized gain on investments
                             -- net                                             --         (.10)         --         --         --
                                                                          --------     --------    --------   --------   --------
                             Total dividends and distributions to Common
                             Stock shareholders                               (.52)       (1.01)      (1.02)     (1.02)      (.99)
                                                                          --------     --------    --------   --------   --------
                             Effect of Preferred Stock activity:
                             Dividends and distributions to Preferred Stock
                             shareholders:
                             Investment income -- net                         (.10)        (.23)       (.26)      (.18)      (.18)
                             Realized gain on investments -- net              (.02)          --        (.02)      (.01)        --
                             In excess of realized gain on investments
                             -- net                                             --         (.03)         --         --         --
                                                                          --------     --------    --------   --------   --------
                             Total effect of Preferred Stock activity         (.12)        (.26)       (.28)      (.19)      (.18)
                                                                          --------     --------    --------   --------   --------
                             Net asset value, end of period                 $15.16       $15.49      $15.64     $14.17     $16.85
                                                                          ========     ========    ========   ========   ========
                             Market price per share, end of period         $14.875      $14.875     $14.375     $12.25     $16.50
                                                                          ========     ========    ========   ========   ========

Total Investment             Based on market price per share                  3.54%++++   10.79%      26.40%    (20.49%)    19.04%
Return:**                                                                 ========     ========    ========   ========   ========
                             Based on net asset value per share               1.33%++++    6.04%      18.89%     (9.94%)    24.09%
                                                                          ========     ========    ========   ========   ========

Ratios to Average            Expenses                                          .70%*        .70%        .71%       .70%       .69%
Net Assets:***                                                            ========     ========    ========   ========   ========
                             Investment income -- net                         5.11%*       5.11%      5.42%      5.28%       5.36%
                                                                          ========     ========    ========   ========   ========

Supplemental                 Net assets, net of Preferred Stock, end of
Data:                        period (in thousands)                        $182,652     $186,611    $188,354   $170,670   $202,998
                                                                          ========     ========    ========   ========   ========
                             Preferred Stock outstanding, end of period
                             (in thousands)                                $85,000      $85,000     $85,000    $85,000    $85,000
                                                                          ========     ========    ========   ========   ========
                             Portfolio turnover                              40.01%       80.59%      88.17%     41.26%      1.63%
                                                                          ========     ========    ========   ========   ========

Leverage:                    Asset coverage per $1,000                      $3,149       $3,195      $3,216     $3,008     $3,388
                                                                          ========     ========    ========   ========   ========

Dividends Per Share         Series A -- Investment income -- net              $349         $819        $935       $673       $638
On Preferred Stock                                                        ========     ========    ========   ========   ========
Outstanding:+               Series B -- Investment income -- net              $390         $807        $904       $593       $651
                                                                          ========     ========    ========   ========   ========

                            *    Annualized.
                            **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                            ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                            +    Dividends per share have been adjusted to a two-for-one stock split that occurred on December
                                 1, 1994.
                            ++++ Aggregate total investment return.

                            See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last avail-able bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $101,983,170 and $112,788,767, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                 Realized                  Unrealized
                              Gains (Losses)                 Gains

Long-term investments           $1,524,731                $12,857,854
Short-term investments            (363,355)                        --
                               -----------                -----------
Total                           $1,161,376                $12,857,854
                               ===========                ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,857,854, of which $13,279,196 related to appreciated securities and $421,342 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $250,667,609.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 12,046,743. At April 30, 1997, total paid-in capital amounted to $169,211,876.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were: Series A, 3.65% and Series B, 4.05%.

As of April 30, 1997, there were 3,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $48,199 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072724 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.